Exhibit 99.3

C ONFIDENTIAL INVE S T OR PRESEN TA TION JU L Y 2 0 15 OT C QX: BONE

IMPOR T ANT C A UTIONS R ega r din g F or w a r d L ookin g S t a t ement s This presentatio n contains certain disclosure s that may b e deeme d forward - looking statements withi n the meaning o f the Private Securities Litigatio n Refor m Act o f 199 5 that ar e subject to significant risks an d uncertainties . Forward - looking statements includ e statements that are predictiv e i n nature , that depen d upo n o r refer to future event s o r conditions, o r that includ e word s such a s "continue," "e f forts," "expects," "anticipates," "intends," "plans," "believes," "estimates," "projects," "forecasts," "strateg y ," "will," "goal," "target," "prospects," "potential," "optimistic," "confident," "likel y ," "probable" o r similar expression s o r the negativ e thereof. Statements o f historica l fact als o may b e deeme d to be forward - looking statements. Y o u ar e cautioned no t to plac e undu e reliance o n forward - looking statements that speak onl y a s o f the dat e o n which they are made. Forward - looking statements reflect management ’ s current estimates, projections, expectations and beliefs, and are subject to risks an d uncertaintie s outsid e o f ou r control that may cause actua l results to di f fer materially from wha t i s indicate d i n those forward - looking statements. W e assum e n o dut y to updat e the forward - looking statements. These statements b y their natur e involv e risks an d uncertainties , an d actua l results may di f fer materially dependin g o n a variety o f important factors, including , amon g others , the occurrenc e o f the risks describe d i n the “Risk Factors” section o f ou r most recent quarterl y report o n Form 10 - Q filed wit h the U.S . Securities an d Exchange Commission . In additio n to those factors, the following factors, amon g other s could cause our actua l results to di f fer materially from forward - looking o r actua l performance : the possibilit y that conditions to closing the propose d X - spine acquisitio n ar e no t satisfied o n a timely basi s o r a t all ; the possibilit y that modifications to the terms o f the transaction may b e required; changes in the anticipated timing for closing the transaction; di f ficulty integrating our business and X - spine ’ s businesses or realizing the projected benefits of the transaction; and diversion of management time on transaction and integration related issues. Annualized, pro forma, projected and estimated number s use d i n this presentatio n ar e use d onl y for illustrativ e purpose s an d ar e no t forecasts an d may no t reflect actua l results. This presentatio n contains certain supplemental measures o f performance , such a s EBITDA, that ar e no t required b y , o r presente d i n accordance with , generall y accepte d accountin g principle s i n the Unite d States (“GAAP”). Such measures should no t b e considered a s replacements o f GAA P . Further informatio n wit h respect to an d reconciliations o f such measures to the neares t GAAP measure can b e found a t the en d o f this presentation. Any market o r industr y dat a contained i n this presentatio n ar e base d o n a variety o f sources, includin g interna l dat a an d estimates , independent industr y publications , governmen t publications , reports b y market research firms o r othe r publishe d independen t sources. Industry publication s and othe r publishe d sources generall y state that the informatio n contained therein ha s bee n obtaine d from third - party sources believe d to b e reliable, bu t there can b e n o assuranc e a s to the accurac y o r completeness o f such information . Our interna l dat a an d estimate s ar e base d upon information obtained from trade and business organizations and other contacts in the markets in which we operate and our management's understandin g o f industr y conditions, an d such informatio n ha s no t bee n verified b y an y independen t sources. Accordingl y , investor s should not plac e undu e reliance o n such dat a an d information. 2 © 2 0 15 Bac t erin In t ern a tional, Inc. All Rights R eser v ed. C ONFIDENTIAL

CONVERTIBLE DEBT OFFERING SUMMARY

- $65 MILLION SENIOR UNSECURED CONVERTIBLE DEBT OFFERING, 15% OVERALLOTMENT OPTION
- 6% - 8% COUPON
- 22.5% - 27.5% CONVERSION PREMIUM
- 6-YEAR TERM, NON-CALLABLE
- ACQUISITION OF X-SPINE & GENERAL CORPORATE PURPOSES

ORBIMED INTENDS TO PURCHASE **$33 MILLION** OF THE AGGREGATE PRINCIPAL AMOUNT

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© 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL
BACTERIN

BACTERIN INTERNATIONAL INC.

Company Overview

- LARGE & GROWING PORTFOLIO OF PROPRIETARY ORTHO-BIOLOGIC PRODUCTS
- PARTICIPANT IN $3B US REGENERATIVE MEDICINE MARKET
- PRODUCTS POSITIONED FOR A VARIETY OF ORTHOPEDIC APPLICATIONS, PARTICULARLY SPINE
- INVESTING IN CLINICAL SUPPORT & PRODUCT DEVELOPMENT
- ESTABLISHED & GROWING DISTRIBUTION CHANNEL TO ORTHOPEDIC SURGEONS & NEUROSURGEONS

FOUNDED

1998

Q1 2015 REVENUE

$9.5M

ACTIVE ORTHOPEDIC DISTRIBUTORS

115

US DBM MARKET SHARE*

6.8%

*BioMed GPS

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© 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL

BACTERIN

REVENUE PERFORMANCE

Quarterly Revenue Growth

6TH CONSECUTIVE QUARTER OF YEAR-OVER-YEAR GROWTH

% YEAR-OVER-YEAR GROWTH
PREVIOUS YEAR QUARTER
RECENT QUARTER


$10M
$9M
$8M
3%
3%
8%
7%
10%
7%
4Q12 vs. 4Q13
1Q13 vs. 1Q14
2Q13 vs 2Q14
3Q13 vs 3Q14
4Q13 vs 4Q14
1Q14 vs 1Q15

5 © 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL

BACTERIN

REGENERATIVE MEDICINE & BONE REPLACEMENT MARKETS

Large Market Opportunity


SOFT TISSUE: SPORTS
($287M, 9%)
SOFT TISSUE: WOUND
($683M, 22%)
REGENERATIVE MEDICINE MARKET ($3B)
SOFT TISSUE: BREAST RECONSTRUCTION
($400M, 13%)
BONE REPLACEMENT
($1.7B, 56%)


84% BACTERIN REVENUES
GENERATED FROM THIS CATEGORY
DBM (408M, 23%)
SPINE CONSTRUCTS
($288M, 17%)
BONE REPLACEMENT MARKET ($1.7B)
SYNTHETIC
($425M, 24%)
BMP (INFUSE)
($412M, 24%)
STEM CELL
($209M, 12%)

SOURCE: BioMed GPS, 2014; company reports

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© 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL
BACTERIN

KEY PRODUCT LINES

Growing Portfolio of Proprietary Regenerative Medicine Products



65%

OsteoSponge

- 1st allograft to market as a compressible DBM scafold
- Patented processing technology
- 100%, human demineralized bone matrix
- Ideal scafold for bone regeneration



17%

OsteoSelect®

DBM PUTTY

- Proven to contain growth factors for regeneration
- Engineered to withstand graft migration
- Indicated for use in spine



2%

3Demin®

BOATS & STRIPS

- Launched November 2014
- Demineralized cortical fibers
- Ability to process in various shapes and sizes
- Designed for re-constructive/complex spine procedures



9%

SportsMed

- Most commonly used for ACL repair
- Growing market as lifestyles become more active, sports more aggressive



FIRST QUARTER 2015 REVENUE MIX
3Demin (2%)
Other (7%)
SportsMed (9%)
OsteoSelect Putty (17%)
OsteoSponge (65%)

SOURCE: Company reports

7 © 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL

BACTERIN

X·spine℠

A global developer and manufacturer of implants, surgical instruments, biologics and biomaterials for surgery of the spine

X-SPINE SYSTEMS, INC.

Company Overview

- LARGE & GROWING PORTFOLIO OF PROPRIETARY SPINE HARDWARE PRODUCTS
- INVESTING IN CLINICAL SUPPORT & PRODUCT DEVELOPMENT
- ESTABLISHED COMMERCIAL ORGANIZATION IN A $6.9B US SPINE HARDWARE INDUSTRY
- DRIVING GROWTH IN DISTRIBUTION CHANNEL TO ORTHOPEDIC SURGEONS & NEUROSURGEONS

FOUNDED

2004

Q1 2015 REVENUE

$12.2M

Q1 2015 EBITDA

$1.6M

ACTIVE ORTHOPEDIC DISTRIBUTORS

150

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© 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL
BACTERIN

OPE R A TING PERFORMANCE % REVENUE 30% GR O WTH $42.2M EBIT D A 44% GR O WTH 17% $ 7 .3M $4 . 1M 2 0 13 2 0 14 14% $2 9 .6M 10 © 2 0 15 Bac t erin In t ern a tional, Inc. All Rights R eser v ed. C ONFIDENTIAL 2 0 14 2 0 13 EBIT D A MARGIN $42.2M

US SPINE MARKE T S C omme r cia l O r ganiz a tio n i n $6. 9 Billio n U S Spin e Mar k e t Mar k et P articipant Non - participant V CF ($ 0 .5B, 7%) M O TION ($ 0 .4B, 6%) SPINAL S TIMUL A TION ($ 0 .2B, 3%) TRADITIONAL THOR A C O L UMBAR ($1.8B, 26%) TRADITIONAL INTERBO D Y ($1.5B, 22%) MIS ($1.5B, 22%) TRADITIONAL CE R VICAL ($1 . 0B, 14%) US SPINE MARKET ( $ 6 . 9 B) 11 © 2 0 15 Bac t erin In t ern a tional, Inc. All Rights R eser v ed. C ONFIDENTIAL SOURCE: iData Resea r ch

KEY PRODUCT LINES

Growing Portfolio of Proprietary Regenerative Medicine Products



AXLE Interspinous Fusion System — 21%

A minimally invasive, modular interspinous fusion system with angled spikes that allows for adequate L5-S1 engagement and other variations in patient anatomy.



IRIX-C Cervical Integrated Fusion System — 26%

Standalone zero profile cervical & lumbar integrated fusion system with titanium teeth and locking screws.



SILEX Sacroiliac Joint Fusion System — 7%

A distinctive sacroiliac joint fusion system designed to promote fusion using titanium plasma-coated anchor implants fenestrated for bone graft introduction along with cannulated titanium locking implants.



CALIX PC — 13%

Frictional titanium plasma-coated PEEK implants. Provide additional bio-mechanical performance and end-plate visualization.



FORTEX Pedicle Screw System — 10%

Simplicity of design paired with comprehensive instrumentation creates a gold-standard pedicle screw system. Available in standard or reduction screws.


FIRST QUARTER 2015 REVENUE MIX
AXLE (21%)
IRIX (26%)
SILEX (7%)
CALIX (13%)
FORTEX (10%)
OTHER (23%)

SOURCE: Company reports

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© 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL
BACTERIN

XTANT MEDICAL

A combination of biologic implants & surgical instruments for distribution into the regenerative medicine & spine markets

NEW CORPORATE STRUCTURE

Transformative Combination of Two Complementary Companies

Bacterin International Holdings, Inc.

XTANT MEDICAL

Bacterin International, Inc.

Biologics Subsidiary of Xtant Medical

X-Spine Systems, Inc.

Hardware Subsidiary of Xtant Medical

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© 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL
BACTERIN

STRATEGIC RATIONALE

Broader Catalog Of Products For Spine Surgeons

- Biologics plus hardware is a powerful combination
- Average revenue per procedure expected to increase
- Scale of product o f ferings makes the combined company more attractive to customers & distributors
- Creates an innovation engine with expertise in hardware and biologics that can now cross-pollinate

Expansion of Sales Distribution Network

- X-Spine & Bacterin share some hospital customers with minimal to no overlap in products
- 250 plus combined distributor partners
- 50 plus combined national accounts & regional hospital group contracts

Enhanced Revenue Growth & Improved Margins

- Accretive to revenues, gross margins, & EBITDA at close
- Gross margins are anticipated to expand through economies of scale and better absorption

SOURCE: Company reports

15 © 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL

BACTERIN

COMBINED REVENUE PERFORMANCE

Preliminary Pro Forma



BACTERIN
X-SPINE
COMBINED
$80M
$60M
$40M
$20M
$58M
$63M
$78M
$83M
18%
3-YEAR CAGR
2012
2013
2014
LTM - 03/31/15

16 © 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL

BACTERIN

COMBINED DISTRIBUTION CHANNEL & SALES ASSETS

Opportunity to Introduce Bacterin Products Into X-Spine Cities and Vice Versa

X-SPINE REVENUE IS GENERATED BY

150 ACTIVE SALES AGENTS & RESELLERS

BACTERIN REVENUE IS GENERATED BY

115 SALES AGENTS + 40 DIRECT SALES EMPLOYEES

= 10 SELLING ASSETS

Management has identified **only 4 common channels** in the existing network

- Primary call point for all channels is Orthopedic Surgeons and Neurosurgeons performing Spine procedures.
- Management plans to make the entire catalog available to all Assets over time.



LOS ANGELES
8.55%
4.19%
LAS VEGAS
PHOENIX
DENVER
DALLAS
6.90%
HOUSTON
CHICAGO
DETROIT
6.08%
ST. LOUIS
COLUMBUS
NEW YORK
WASHINGTON BALTIMORE
ATLANTA
NEW ORLEANS
EL PASO

SOURCE: Company reports

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© 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL

BACTERIN

$30M B A CTERIN OPPORTUNITY $56M X - SPINE OPPORTUNITY 3000 X - Spine P r o c edu r es $2,500 Bac t erin A SP BONE G R AF T S USED IN ALL PROCEDURES 2000 Bac t erin Spine P r o c edu r es $ 7 , 000 X - Spine A SP HAR D W ARE USED IN ALL PROCEDURES P O TENTIAL CR O S S - SELLING OPPORTUNITIES Annuali z e d Q 1 2 0 1 5 $86M CR O S S - SELLING OPPORTUNITY *SOURCE: C OM P ANY REPO R T S • A CT U AL RESU L T S M A Y DIFFER FROM PRESEN TA TION $ 7 .5M Q U A RTER L Y RUN R A TE $14M Q U A RTER L Y RUN R A TE 18 © 2 0 15 Bac t erin In t ern a tional, Inc. All Rights R eser v ed. C ONFIDENTIAL

FINANCIAL O VE R VIEW 19 © 2 0 15 Bac t erin In t ern a tional, Inc. All Rights R eser v ed. C ONFIDENTIAL

KEY FINANCIAL DRIVERS

Company Overview

- **STRONG REVENUE GROWTH IN BASE BUSINESS, AUGMENTED BY X-SPINE**
- **ENHANCED OPERATING LEVERAGE**
  - •Gross margin expansion
  - •Leveraging corporate expenses
- **ACCELERATES PATH TO PROFITABILITY**
- **GENERATING POSITIVE CASH FLOW**

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© 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL
BACTERIN

C OMBINED OPE R A TING PERFORMANCE P r eliminar y P r o F orm a Summar y P& L (000’ s ) • Y ea r En d 2 0 1 4 & Q 1 2 0 1 5 (000 ’ s ) R e v enue G r o s s P r ofit G r o s s Ma r gin P r ofit ( L o s s ) f r om Ope r a tions EBIT D A EBIT D A Ma r gin $ 7 7 ,6 5 9 $21,8 0 7 $5 0 ,812 $14,2 3 7 65% 65% ($8,321) ($1, 9 2 7) $5 , 110 $282 7% 1% C OMBINED 2 0 14 Q1 2 0 15 $42,213 $12,225 $ 2 7 ,7 2 4 $ 7 , 9 3 5 65% 65% $4,9 8 7 $843 $ 7 ,318 $1,550 17% 13% 2 0 14 Q1 2 0 15 X - SPINE $ 3 5,332 $ 9 ,5 0 3 $22,2 9 7 $6 , 0 31 6 3% 6 3% ($6,265) ($1 ,7 33) ($3,465) ($1,268) (10%) (13%) B A CTERIN 2 0 14 Q1 2 0 15 21 © 2 0 15 Bac t erin In t ern a tional, Inc. All Rights R eser v ed. C ONFIDENTIAL

TRANSACTION SUMMARY

ACQUISITION

Bacterin is acquiring X-spine Systems, Inc., a global developer and manufacturer of implants and surgical instruments for surgery of the spine.

FINANCIAL IMPACT

Immediately accretive to EBITDA, when excluding one-time, transaction related Items.

PURCHASE PRICE

- $60M cash to sellers
- $13M debt payo f
- 4.25M shares of restricted common stock subject to 12 month lockup

FINANCING

- $65M Senior Unsecured Convertible Debt
- $18M Incremental Senior Secured Debt Facility
- Issuance of Bacterin Common Equity

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© 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL
BACTERIN

DEBT OVERVIEW

Pro Forma Debt Summary

$42M

SENIOR SECURED DEBT FROM ORBIMED

- 15% Coupon
- 5 year term; 3 year no-call
- Rolling over existing $24M debt from Orbimed in addition to the new $18M
- 7.5% exit fee

$65M

SENIOR UNSECURED CONVERTIBLE DEBT

23
© 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL
BACTERIN

SOURCES & USES OF FUNDS

SOURCE OF FUNDS	AMOUNT	USE OF FUNDS	AMOUNT
GROSS PROCEEDS FROM SENIOR SECURED TERM LOAN	$18M	CASH PORTION OF PURCHASE PRICE TO SELLERS	$60M
GROSS PROCEEDS FROM SENIOR UNSECURED CONVERTIBLE NOTE	$65M	REPAYMENT OF X-SPINE OUTSTANDING DEBT	$13M
		ESTIMATED TRANSACTION FEES AND EXPENSES	$5M
		GENERAL WORKING CAPITAL PURPOSES	$5M
TOTAL GROSS PROCEEDS	$83M	TOTAL USE OF PROCEEDS	$83M

NOTE: Total senior secured debt at closing will be $42 million, which includes the rollover of the current outstanding $24MM term loan due Orbimed.

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© 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL
BACTERIN

SUMMARY

- Significant cross-selling opportunities; diversifies product portfolio; expands customer base; increases revenue per procedure
- Improved top-line performance
- Accretive combination and EBITDA expansion
- Accelerates path to profitability
- R&D capabilities in both biologics & orthopedic hardware

25
© 2015 Bacterin International, Inc. All Rights Reserved. CONFIDENTIAL
BACTERIN

BACTERIN

THANK YOU

OTCQX: BONE

600 Cruiser ln
Belgrade, MT, USA 59714
1.406.388.0480
info@bacterin.com

Investor Relations
COCKRELL GROUP
1.877.889.1972
investorrelations@thecockrellgroup.com

BACTERIN RECONCILIATION OF EBITDA

For the period ending December 31st, 2014 & March 31st, 2015 respectively

(000's)	2014	Q1 2015
Loss From Operations Before Impairment	**($5,352)**	**($1,733)**
Non-Cash Compensation	$935	$230
Depreciation & Amortization	$952	$235
EBITDA	**($3,465)**	**($1,268)**

Appendix A
©2015 Bacterin International, Inc. All Rights Reserved.

X-SPINE RECONCILIATION OF EBITDA

For the period ending December 31st, 2013 & 2014, March 31st 2015 respectively

(000's)	2013	2014	Q1 2015
Operating income	**$2,207**	**$4,987**	**$843**
Depreciation & Amortization	$1,895	$2,331	$707
EBITDA	**$4,102**	**$7,318**	**$1,550**

Appendix B ©2015 Bacterin International, Inc. All Rights Reserved.